UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 6, 2026
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Post Oak Boulevard, Suite 560, Houston, Texas 77056
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 6, 2026, the Stem, Inc. (the “Company”) entered into an Open Market Sales AgreementSM (the “Sales Agreement”) with Jefferies LLC (the “Agent”), as sales agent and/or principal, providing for an “at-the-market” equity offering program pursuant to which the Company may issue and sell from time to time shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $30,000,000 (the “Shares”) to or through the Agent in ordinary brokers’ transactions on the NYSE or otherwise, at market prices prevailing at the time of sale, in block transactions, in negotiated transactions, in any matter permitted by applicable law or as otherwise agreed with the Agent.
Subject to the terms and conditions of the Sales Agreement, the Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares from time to time, based upon the Company’s instructions (including any price or size limits the Company may impose). The Company has no obligation to sell any of the Shares, and may at any time suspend sales under the Sales Agreement or terminate the Sales Agreement in accordance with its terms. The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. The Company has provided the Agent with customary indemnification rights.
The Company will pay the Agent a commission of up to 3.0% of the gross proceeds of any Shares sold pursuant to the Sales Agreement.
The description of the Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 1 and incorporated by reference herein.
The Shares being offered pursuant to the Sales Agreement will be offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-291820) (the “Registration Statement”) declared effective by the Securities and Exchange Commission (the “SEC”) on December 11, 2025, and a prospectus supplement thereto filed with the SEC on March 6, 2026. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.
In connection with the offering, the legal opinion of Gibson, Dunn & Crutcher LLP as to the validity of the Shares is filed as Exhibit 5 to this Current Report on Form 8-K. The Sales Agreement and the opinion filed herewith are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1	Open Market Sales Agreement, dated March 6, 2026, between Stem, Inc. and Jefferies LLC, as sales agent and/or principal.
5	Opinion of Gibson, Dunn & Crutcher LLP.
23	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: March 6, 2026	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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